SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2018

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01 - Regulation FD Disclosure.

On Friday, March 30, 2018, Sitestar Corporation (the “Company”) posted a letter to shareholders (the “Letter to Shareholders”) from Chief Executive Officer, Steven L. Kiel to its website at http://sitestarcorp.com/letters-to-shareholders.  A copy of the Letter to Shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K (including the Letter to Shareholders attached hereto as Exhibit 99.1) is being furnished by the Company pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Sitestar Corporation Letter to Shareholders dated March 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO